Exhibit 10.20

SECOND AMENDMENT TO SECURITIES PURCHASE AGREEMENT
This Second Amendment to Securities Purchase Agreement (this "Amendment"), dated as of September 23, 2016, is entered into by and among Leo Motors, Inc., a Nevada corporation (the "Company"), and BOU Trust (the "Purchaser").
RECITALS:
A. On May 17, 2016, the Company entered into a securities purchase agreement (the "Purchase Agreement") pursuant to which the Company has the right to issue and sell to Purchaser from time to time, and Purchaser is obligated to purchase from the Company, up to $10,000,000 worth of shares of the Company's common stock, as more fully described in the Purchase Agreement.  Capitalized terms used herein and not defined herein shall have the meanings given to them in the Purchase Agreement.
B. On August 3, 2016, the Company and Purchaser entered into that First Amendment to the Purchase Agreement.
C. The Company and the Purchaser desire to further amend the Purchase Agreement, as amended, as set forth herein.
AGREEMENTS
NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:
1. The definition of "VWAP" in Section 1.1 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:
"'VWAP' means, for any date, the price determined if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted for trading as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)."
2. Except as modified herein, the terms of the Purchase Agreement shall remain in full force and effect.
3. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same Amendment.  A signature delivered by facsimile shall constitute an original.
[Signature Page Follows]

[SIGNATURE PAGE TO AMENDMENT TO SECURITIES PURCHASE AGREEMENT]
IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

LEO MOTORS, INC., a Nevada corporation

By: /s/ Shi Chul Kang
Name: Shi Chul Kang
Title: Co-Chief Executive Officer

By: /s/ Jeong Youl Choi
Name: Jeong Youl Choi
Title: Co-Chief Executive Officer

BOU TRUST

By: /s/ Alan Uryniak
Name: Alan Uryniak
Title: Trustee